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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8220

ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 to December 31, 2009

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

Classes ADV, I, S and Service 2 ("S2")

ING Variable Products Trust

Domestic Equity Growth Portfolios

■ ING MidCap Opportunities Portfolio

■ ING SmallCap Opportunities Portfolio

International Equity Portfolio

■ ING International Value Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	10

Report of Independent Registered Public Accounting Firm	11

Statements of Assets and Liabilities	12

Statements of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	19

Portfolios of Investments	30

Tax Information	40

Trustee and Officer Information	41

Advisory Contract Approval Discussion	45

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama's first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one's investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to "green shoots", a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

"Cash-for-Clunkers" programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China's rate of gross domestic product ("GDP") growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region's economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers' indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world's largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers' indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MIDCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Uri Landesman, Senior Vice President and Head of International Equities, and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 41.44% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned 46.29% and 40.48%, respectively, for the same period.

Portfolio Specifics: What a difference six months makes. At the beginning of the year, investors were on edge, still reeling from the painful recession that commenced in December 2007. In most cases investors were met with a significant decline in portfolio values. Yet, March represented an inflection point — as financial companies began reporting more optimistic outlooks and a possible return to profitability. Indeed, the world economy was back from the brink, the great recession was seemingly contained and equity markets rallied. This momentum carried through the summer and fall period.

2009 was a strong year for mid-cap stocks, particularly mid-cap growth securities. In fact, the Russell Midcap® Growth Index outpaced all other Russell U.S. domestic market capitalization indices, handily beating both large- and small-cap. The old adage that claims that small-caps typically outperform as we exit a recession was disproved.

The Portfolio underperformed its benchmark due to negative stock selection. However, this was mitigated by positive sector allocation. Security selection in financials, industrials and materials acted as a drag. Conversely, an overweight, coupled with security selection in consumer discretionary added value. Additionally, an underweight in utilities proved beneficial.

Some of the strategy's top-performers included Talisman Energy, Inc., Priceline.com, Inc. ("Priceline.com") and NetApp, Inc. ("NetApp"). Priceline.com outperformed as earnings significantly exceeded both the company's guidance and expectations. It continues to post strong share gains with hotel room nights sold accelerating to 44% year-over-year growth during the second quarter. When combined with improving industry travel trends and a diminished foreign exchange drag, the stock benefited from strong positive estimate revisions and multiple expansions. NetApp shares rallied during the period, helped by stronger sequential revenue and optimistic guidance for the third quarter of fiscal year 2010.

In contrast, positions in ACE Ltd. ("ACE") and Orbital Sciences Corp. ("Orbital Sciences") hurt performance. ACE, an insurance company was lower as fears of improper hedging of their variable annuity book were brought to light. Orbital Sciences, a defense company that specializes in small- and medium-class rockets, saw shares depreciate as possible cuts in the defense budget, specifically missile defense, were announced.

Current Strategy and Outlook: Our outlook remains bullish, though somewhat tempered owing to the significant rally exhibited during the previous two quarters. The overall sentiment for risk assets, namely mid-cap equities, remains sanguine. We also recognize the headwinds that potentially could face investors. Yet, we believe the short term may be prosperous as cost cutting measures coupled with an increase in sales could generate healthy profit margins for companies. Longer term, we believe sustainability will rest on the employment outlook both in the United States and worldwide. We are encouraged by the improving temporary employment picture, which typically is a useful indicator for permanent employment.

We remain focused on fundamental stock selection. As always, we continue to seek out companies that we believe exhibit strong relative business momentum and market recognition at appropriate prices.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

NetApp, Inc.	2.4%
Cognizant Technology Solutions Corp.	2.3%
Coca-Cola Enterprises, Inc.	2.2%
BMC Software, Inc.	2.0%
Coach, Inc.	2.0%
Marvell Technology Group Ltd.	2.0%
Invesco Ltd.	1.8%
Hospira, Inc.	1.7%
QLogic Corp.	1.7%
Bed Bath & Beyond, Inc.	1.7%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 5, 2000		Since Inception of Class S May 7, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	40.65%	—	2.88%		—		—		—
Class I	41.44%	5.70%	—		(1.01)%		—		—
Class S	41.04%	5.49%	—		—		2.61%		—
Class S2	—	—	—		—		—		60.41%
Russell Midcap® Growth Index(1)	46.29%	2.40%	(3.18	)%(3)	(1.46	)%(4)	2.42	%(5)	65.80	%(6)
Russell Midcap® Index(2)	40.48%	2.43%	(4.59	)%(3)	4.64	%(4)	5.15	%(5)	68.46	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contract, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from May 1, 2000.

(5) Since inception performance for the indices is shown from May 1, 2001.

(6) Since inception performance for the indices is shown from March 1, 2009.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 31.05%, compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned 34.47% and 27.17%, respectively, for the same period.

Portfolio Specifics: Small-cap growth stocks ended the year favorably, generally outperforming value for the year ended December 31, 2009. The Russell 2000 Growth outperformed the Russell 2000 Value for the year by nearly 14%.

The majority of the performance differential between the two styles lay in the performance of financials. As financials turned in negative results for the year, this had a large negative effect on value but not on growth. In addition, technology posted strong gains for the year, and this had a greater positive effect on growth than on value.

Sector allocation benefited relative performance while stock selection was negative for the period. Underweight positions in healthcare and information technology, and an overweight in energy helped. Conversely, an overweight in financials and an underweight in consumer discretionary hurt results.

Stock selection in energy and financials helped. Notable outperformance in energy was due to selection in energy equipment and services. Financials benefited from selection in capital markets and commercial banks. In contrast, selection in industrials, consumer discretionary and consumer staples acted as a drag. In industrials, returns were held back by selection in machinery and electrical equipment. In consumer discretionary, selection in textiles, apparel and luxury goods detracted from relative performance. Underperformance in consumer staples was attributable to stock selection among food and personal products.

On an individual security basis, Data Domain, Inc. ("Data Domain") and Aeropostale, Inc. ("Aeropostale") contributed significantly to performance over the one-year period. EMC Corp. ("EMC") acquired Data Domain, which provides de-duplication storage appliances for disk-based backup, archiving and network-based disaster recovery, for $2.1 billion, an 87% premium, in July 2009. This acquisition provided EMC with a product line that has significant growth potential. In addition, Data Domain gained access to a much broader distribution and to EMC's extensive and loyal customer base. Aeropostale is a specialty retailer of casual apparel and accessories. The stock performed well in 2009 as the company's products were on trend and value-oriented, which enabled the company to connect with its core customer base. The company also garnered market share from higher priced retailers. This produced earnings that were above expectations and drove the stock's performance.

Conversely, Moog, Inc. ("Moog") and Dendreon Corp. ("Dendreon") were two of the largest detractors from performance. Moog, which manufactures precision motion and fluid controls and control systems, had to reduce guidance for two consecutive quarters. As a result, some investors lost confidence in management's ability to execute. Earlier in the year, the company's end markets of commercial aerospace and defense were significantly hard hit. Dendreon is a biotechnology company that engages in the development of therapeutics to enhance cancer treatments. The company performed well over the second quarter after the release of data that showed its drug Provenge produced survival benefits for prostrate cancer patients. The Portfolio did not own the stock prior to the data release, and thus missed some of the benefit of the good news. We purchased the stock afterward and the Portfolio continues to own it, as we believe that Provenge will be approved and has commercial potential.

Current Strategy and Outlook: We believe that the economy will continue to recover slowly, and we remain focused on companies that we believe have strong balance sheets and good cash flow generation capabilities. The majority of stocks that have performed well since the low on March 9 have been lower quality, more cyclical companies, in our view. We believe that many of these stocks have become relatively expensive, as investors already have priced in expectations of rapid and strong earnings recovery. Now we are focusing on companies that are less cyclical and are, in our opinion, more attractively valued, with a greater emphasis on earnings achievability. We continue to take advantage of market volatility to acquire what we believe are attractively valued companies.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	1.5%
Bally Technologies, Inc.	1.5%
Solera Holdings, Inc.	1.4%
Informatica Corp.	1.3%
Healthsouth Corp.	1.3%
Haemonetics Corp.	1.2%
Stifel Financial Corp.	1.2%
Gymboree Corp.	1.1%
Human Genome Sciences, Inc.	1.1%
Watsco, Inc.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008		Since Inception of Class S May 3, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	30.32%	—	—	55.09%		—		—
Class I	31.05%	3.02%	(3.28)%	—		—		—
Class S	30.71%	2.80%	—	—		(1.91)%		—
Class S2	—	—	—	—		—		59.01%
Russell 2000® Growth Index(1)	34.47%	0.87%	(1.37)%	38.01	%(3)	1.92	%(4)	62.35	%(5)
Russell 2000® Index(2)	27.17%	0.51%	3.51%	31.52	%(3)	4.34	%(4)	62.88	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2) The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3) Since inception performance for the indices is shown from December 1, 2008.

(4) Since inception performance for the indices is shown from May 1, 2001.

(5) Since inception performance for the indices is shown from March 1, 2009.

ING INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING International Value Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Philip A. Schwartz, CFA, Senior Vice President and Director of International Investment Strategy, Joseph Vultaggio, Assistant Portfolio Manager and John Pairaktaridis, Assistant Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 27.18% compared to the MSCI Europe, Australasia and Far East ("MSCI EAFE®") Index(1), which returned 31.78% for the same period.

Portfolio Specifics: As the reporting period began, the financial world was on the brink of collapse after the failure of Lehman Brothers. Credit markets froze and the housing market cratered; global bond and stock markets suffered some of the worst performance since the crash of 1987. Bank failures escalated and central banks across the world provided unprecedented policy action in the form of massive fiscal and monetary stimulus. This gloomy picture brightened in March, however, when Citibank announced a return to profitability. A rally ensued; equity markets rewarded investors with positive performance, and the year finished on a strong note.

The Portfolio underperformed its benchmark due to negative sector allocation and security selection. The largest detractor was an underweight coupled with weak selection in financials. Underexposure to major banks, particularly UK and Australian institutions detracted from results. September was a far different story as our exposure to Japanese banks led to losses. Our hope was that the election of the Democratic Party of Japan would have created a catalyst for the Japanese market, but rhetoric by finance minister Fujii regarding a strong yen had the opposite effect. Additionally, our selection in the relatively strong materials sector led to further losses. From a regional perspective, our underweight coupled with selection in Europe detracted from performance. Conversely, an overweight and stock selection in energy helped to mitigate losses. Similarly, an underweight coupled with selection in health care added value.

BMW Vehicle Owner Trust ("BMW"), Bumi Resources Tbk PT ("Bumi Resources") and Deutsche Bank Trust Corp. ("Deutsche Bank") were among the top-performing stocks during the period. BMW shares sold off as car sales diminished because of the global recession. We initiated a position in February as management navigated the difficult period with skill. The share price responded positively to management's actions. Bumi Resources saw share prices appreciate during the early stages of the year (2009) amid higher coal prices and its significantly undervalued assets. We initiated a position in Deutsche Bank, a global investment bank, during February. The shares rebounded significantly during the following months as Deutsche Bank exploited its competitive advantage as one of the few remaining independent investment banks.

In contrast, AXA Financial, Inc. ("AXA"), ENI S.p.A. ("ENI") and Daiwa Securities Group, Inc. ("Daiwa") detracted from returns. AXA and Daiwa securities underperformed during the early stages of the year due to the collapse of Lehman Brothers, which acutely affected financials. ENI, an Italian integrated energy company was a position that we sold mostly out of in early March. The stock corrected in January and February amid speculation over a dilutive rights issuance needed for immediate cash concerns for a joint venture.

Current Strategy and Outlook: We remain positive on equities for the next 12 months, though the outlook is a bit less sanguine than a few months prior. World stock markets have appreciated considerably, albeit from highly depressed levels. We are more optimistic in the case of international equities, particularly those that are tied to emerging markets. Gross domestic product growth should be dominated by countries that are not part of the Organisation for Economic Cooperation and Development. Downside risks remain however, as benefits from both stimulus programs and inventory cycle should peak in the near future. We have reduced our allocation to higher beta names, though we continue to have a modest active weight in both oil and gold.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Sanofi-Aventis	3.3%
GlaxoSmithKline PLC	3.3%
Allianz AG	3.1%
Canon, Inc. ADR	3.1%
Royal Dutch Shell PLC - Class A	3.1%
BP PLC ADR	3.1%
Bombardier, Inc. - Class B	2.9%
Total S.A.	2.7%
Sony Corp.	2.7%
HSBC Holdings PLC	2.7%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 19, 2009, Mr. Vultaggio and Mr. Pairaktarisis were added as assistant portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INTERNATIONAL VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S March 19, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	26.88%	—	—	(6.65)%		—		—
Class I	27.18%	3.18%	3.24%	—		—		—
Class S	26.13%	2.94%	—	—		4.62%		—
Class S2	—	—	—	—		—		57.63%
MSCI EAFE® Index(1)	31.78%	3.54%	1.17%	(6.04	)%(2)	6.74	%(3)	62.82	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from April 1, 2002.

(4) Since inception performance for the index is shown from March 1, 2009.

Prior to July 1, 2002, the portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING MidCap Opportunities Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,271.30	1.14%	$6.53	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,274.10	0.64	3.67	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,272.70	0.89	5.10	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,273.10	1.04	5.96	1,000.00	1,019.96	1.04	5.30
ING SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,222.00	1.43%	$8.01	$1,000.00	$1,018.00	1.43%	$7.27
Class I	1,000.00	1,224.70	0.93	5.21	1,000.00	1,020.52	0.93	4.74
Class S	1,000.00	1,222.80	1.17	6.56	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,222.60	1.33	7.45	1,000.00	1,018.50	1.33	6.77
ING International Value Portfolio
Class ADV	$1,000.00	$1,158.90	1.51%	$8.22	$1,000.00	$1,017.59	1.51%	$7.68
Class I	1,000.00	1,162.10	1.01	5.50	1,000.00	1,020.11	1.01	5.14
Class S	1,000.00	1,155.50	1.21	6.57	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,160.30	1.41	7.68	1,000.00	1,018.10	1.41	7.17

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING MidCap Opportunities Portfolio (formerly, ING VP MidCap Opportunities Portfolio), ING SmallCap Opportunities Portfolio (formerly, ING VP SmallCap Opportunities Portfolio), and ING International Value Portfolio (formerly, ING VP International Value Portfolio), each a series of ING Variable Products Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009 and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio	ING International Value Portfolio
ASSETS:
Investments in securities at value+*	$563,944,182	$138,397,732	$411,017,402
Short-term investments at value**	14,932,596	9,287,839	12,911,654
Short-term investments in affiliates***	11,150,000	5,789,000	—
Cash	63,275	—	2,293
Foreign currencies at value****	—	—	2,928,376
Receivables:
Investment securities sold	1,752,532	280,697	473
Fund shares sold	288,528	71,637	61,101
Dividends and interest	108,686	46,943	516,129
Prepaid expenses	6,891	1,565	5,006
Reimbursement due from manager	98,435	—	—
Total assets	592,345,125	153,875,413	427,442,434
LIABILITIES:
Payable for investment securities purchased	2,000,239	2,569,634	181
Payable for fund shares redeemed	1,770,653	71,444	1,191,415
Payable upon receipt of securities loaned	15,195,745	9,381,298	12,980,567
Payable to affiliates	465,368	122,493	344,830
Payable to custodian due to bank overdraft	—	21,310	—
Payable for trustee fees	5,555	3,708	6,776
Payable for borrowings against line of credit	—	—	940,000
Other accrued expenses and liabilities	143,884	68,534	187,900
Total liabilities	19,581,444	12,238,421	15,651,669
NET ASSETS	$572,763,681	$141,636,992	$411,790,765
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$655,778,160	$160,227,037	$574,577,637
Undistributed net investment income	988,741	—	250,319
Accumulated net realized loss on investments and foreign currency related transactions	(184,369,215)	(34,597,550)	(205,906,364)
Net unrealized appreciation on investments and foreign currency related transactions	100,365,995	16,007,505	42,869,173
NET ASSETS	$572,763,681	$141,636,992	$411,790,765
+ Including securities loaned at value	$14,634,840	$9,018,787	$12,430,314
* Cost of investments in securities	$463,315,038	$122,296,768	$368,102,087
** Cost of short-term investments	$15,195,745	$9,381,298	$12,980,567
*** Cost of short-term investments in affiliates	$11,150,000	$5,789,000	$—
**** Cost of foreign currencies	$—	$—	$2,900,720

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio	ING International Value Portfolio
Class ADV:
Net Assets	$957,440	$88,427	$20,709
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	107,833	5,636	2,463
Net asset value and redemption price per share	$8.88	$15.69	$8.41
Class I:
Net Assets	$238,425,725	$79,290,773	$399,688,940
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	26,389,513	4,931,832	47,256,743
Net asset value and redemption price per share	$9.03	$16.08	$8.46
Class S:
Net Assets	$333,375,713	$62,253,022	$12,076,466
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	37,629,219	3,952,622	1,403,445
Net asset value and redemption price per share	$8.86	$15.75	$8.60
Class S2:
Net Assets	$4,803	$4,770	$4,650
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	541	304	552
Net asset value and redemption price per share	$8.89	$15.71	$8.42

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio	ING International Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,503,632	$858,076	$9,653,201
Interest	112	4	231,527
Securities lending income, net	164,004	94,680	397,960
Total investment income	5,667,748	952,760	10,282,688
EXPENSES:
Investment management fees	3,662,737	889,456	3,226,709
Distribution and service fees:
Class ADV	1,174	262	62
Class S	690,007	137,300	27,041
Class S2	16	16	18
Transfer agent fees	1,397	662	1,193
Administrative service fees	505,386	118,593	379,609
Shareholder reporting expense	146,976	69,921	120,493
Professional fees	119,210	22,785	60,423
Custody and accounting expense	58,169	25,480	136,553
Trustee fees	15,156	695	12,247
Miscellaneous expense	29,003	8,051	27,434
Interest expense	231	20	18,278
Total expenses	5,229,462	1,273,241	4,010,060
Net waived and reimbursed fees	(1,296,877)	(41,937)	(166,421)
Net expenses	3,932,585	1,231,304	3,843,639
Net investment income (loss)	1,735,163	(278,544)	6,439,049
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(4,967,200)	(15,238,907)	(29,972,078)
Foreign currency related transactions	190	—	(305,292)
Net realized loss on investments and foreign currency related transactions	(4,967,010)	(15,238,907)	(30,277,370)
Net change in unrealized appreciation or depreciation on:
Investments	185,841,743	49,115,600	117,373,058
Foreign currency related transactions	(215)	—	36,262
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	185,841,528	49,115,600	117,409,320
Net realized and unrealized gain on investments and foreign currency related transactions	180,874,518	33,876,693	87,131,950
Increase in net assets resulting from operations	$182,609,681	$33,598,149	$93,570,999
* Foreign taxes withheld	$16,174	$1,902	$900,825
(1) Dividends from affiliates	$22,655	$6,656	$24,698

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Opportunities Portfolio		ING SmallCap Opportunities Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$1,735,163	$174,523	$(278,544)	$(234,334)
Net realized loss on investments and foreign currency related transactions	(4,967,010)	(123,758,980)	(15,238,907)	(18,380,769)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	185,841,528	(109,710,604)	49,115,600	(44,168,656)
Increase (decrease) in net assets resulting from operations	182,609,681	(233,295,061)	33,598,149	(62,783,759)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(19)	—	—	—
Class I	(554,151)	—	—	—
Class S	(341,801)	—	—	—
Class S2	(5)	—	—	—
Net realized gains:
Class I	—	—	—	(12,294,247)
Class S	—	—	—	(13,213,982)
Total distributions	(895,976)	—	—	(25,508,229)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	127,635,870	243,250,863	14,919,302	22,773,411
Proceeds from shares issued in merger (Note 12)	—	376,785,676	—	—
Payments by affiliates (Note 14)	—	15,465	—	110,798
Reinvestment of distributions	895,971	—	—	25,508,229
	128,531,841	620,052,004	14,919,302	48,392,438
Cost of shares redeemed	(182,731,467)	(66,458,733)	(17,523,183)	(38,364,302)
Net increase (decrease) in net assets resulting from capital share transactions	(54,199,626)	553,593,271	(2,603,881)	10,028,136
Net increase (decrease) in net assets	127,514,079	320,298,210	30,994,268	(78,263,852)
NET ASSETS:
Beginning of year	445,249,602	124,951,392	110,642,724	188,906,576
End of year	$572,763,681	$445,249,602	$141,636,992	$110,642,724
Undistributed net investment income at end of year	$988,741	$140,380	$—	$4,255

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$6,439,049	$12,246,950
Net realized loss on investments and foreign currency related transactions	(30,277,370)	(171,509,356)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	117,409,320	(97,605,331)
Increase (decrease) in net assets resulting from operations	93,570,999	(256,867,737)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(178)	(17)
Class I	(6,084,782)	(13,548,576)
Class S	(168,487)	(331,802)
Class S2	(63)	—
Net realized gains:
Class ADV	—	(120)
Class I	—	(76,788,879)
Class S	—	(2,020,745)
Total distributions	(6,253,510)	(92,690,139)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,171,836	154,981,343
Payments by affiliates (Note 14)	—	729,720
Reinvestment of distributions	6,253,447	92,690,003
	51,425,283	248,401,066
Cost of shares redeemed	(76,756,318)	(78,590,732)
Net increase (decrease) in net assets resulting from capital share transactions	(25,331,035)	169,810,334
Net increase (decrease) in net assets	61,986,454	(179,747,542)
NET ASSETS:
Beginning of year	349,804,311	529,551,853
End of year	$411,790,765	$349,804,311
Undistributed net investment income at end of year	$250,319	$357,245

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates (note 14)		Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)		($)	(%)
ING MidCap Opportunities Portfolio
Class ADV
12-31-09	6.32	0.03 •	2.54	2.57	0.01	—	0.01	—		8.88	40.65
12-31-08	10.20	(0.03)•	(3.85)	(3.88)	—	—	—	0.00	*	6.32	(38.04	)(a)
12-31-07	8.16	(0.07)	2.11	2.04	—	—	—	—		10.20	25.00
12-29-06(4)-12-31-06	8.16 *†	(0.00)*	—	(0.00)*	—	—	—	—		8.16 (b)	—
Class I
12-31-09	6.40	0.04	2.61	2.65	0.02	—	0.02	—		9.03	41.44
12-31-08	10.26	0.01	(3.87)	(3.86)	—	—	—	0.00	*	6.40	(37.62	)(a)
12-31-07	8.16	(0.03)	2.13	2.10	—	—	—	—		10.26	25.74
12-31-06	7.57	(0.03)	0.62	0.59	—	—	—	—		8.16	7.79
12-31-05	6.86	(0.02)	0.73	0.71	—	—	—	—		7.57	10.35
Class S
12-31-09	6.29	0.02	2.56	2.58	0.01	—	0.01	—		8.86	41.04
12-31-08	10.10	(0.00)*	(3.81)	(3.81)	—	—	—	0.00	*	6.29	(37.72	)(a)
12-31-07	8.05	(0.06)	2.11	2.05	—	—	—	—		10.10	25.47
12-31-06	7.48	(0.05)	0.62	0.57	—	—	—	—		8.05	7.62
12-31-05	6.79	(0.04)	0.73	0.69	—	—	—	—		7.48	10.16
Class S2
02-27-09(4)-12-31-09	5.55	0.01	3.34	3.35	0.01	—	0.01	—		8.89	60.41
ING SmallCap Opportunities Portfolio
Class ADV
12-31-09	12.04	(0.08)•	3.73	3.65	—	—	—	—		15.69	30.32
11-20-08(4)-12-31-08	9.63	(0.01)	2.41	2.40	—	—	—	0.01		12.04	25.03	(c)
Class I
12-31-09	12.27	(0.02)	3.83	3.81	—	—	—	—		16.08	31.05
12-31-08	21.98	(0.01)	(6.61)	(6.62)	—	3.10	3.10	0.01		12.27	(34.48	)(c)
12-31-07	19.97	0.01	2.00	2.01	—	—	—	—		21.98	10.07
12-31-06	17.74	(0.07)	2.30	2.23	—	—	—	—		19.97	12.57
12-31-05	16.26	(0.08)	1.56	1.48	—	—	—	—		17.74	9.10
Class S
12-31-09	12.05	(0.05)	3.75	3.70	—	—	—	—		15.75	30.71
12-31-08	21.68	(0.05)	(6.49)	(6.54)	—	3.10	3.10	0.01		12.05	(34.59	)(c)
12-31-07	19.74	(0.03)	1.97	1.94	—	—	—	—		21.68	9.83
12-31-06	17.57	(0.11)	2.28	2.17	—	—	—	—		19.74	12.35
12-31-05	16.14	(0.12)	1.55	1.43	—	—	—	—		17.57	8.86
Class S2
02-27-09(4)-12-31-09	9.88	(0.06)	5.89	5.83	—	—	—	—		15.71	59.01

	Ratios to average net assets							Supplemental data
	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)		(%)		(%)		($000's)	(%)
ING MidCap Opportunities Portfolio
Class ADV
12-31-09	1.40	1.14	†	1.14	†	0.36	†	957	169
12-31-08	1.38	1.20	†	1.20	†	(0.40	)†	1	191
12-31-07	1.39	1.40		1.40		(0.79)		1	186
12-29-06(4)-12-31-06	1.45	1.40		1.40		(1.40)		1	139
Class I
12-31-09	0.90	0.64	†	0.64	†	0.46	†	238,426	169
12-31-08	0.88	0.70	†	0.70	†	0.11	†	195,295	191
12-31-07	0.89	0.90		0.90		(0.39)		91,459	186
12-31-06	0.95	0.90		0.90		(0.32)		71,154	139
12-31-05	0.97	0.90		0.90		(0.31)		78,760	90
Class S
12-31-09	1.15	0.89	†	0.89	†	0.25	†	333,376	169
12-31-08	1.13	0.90	†	0.90	†	(0.02	)†	249,953	191
12-31-07	1.14	1.10		1.10		(0.59)		33,491	186
12-31-06	1.20	1.10		1.10		(0.53)		33,810	139
12-31-05	1.22	1.10		1.10		(0.51)		41,989	90
Class S2
02-27-09(4)-12-31-09	1.40	1.04	†	1.04	†	0.14	†	5	169
ING SmallCap Opportunities Portfolio
Class ADV
12-31-09	1.46	1.43	†	1.43	†	(0.61	)†	88	139
11-20-08(4)-12-31-08	1.43	1.40	†	1.40	†	(0.93	)†	4	148
Class I
12-31-09	0.96	0.93	†	0.93	†	(0.12	)†	79,291	139
12-31-08	0.93	0.90	†	0.90	†	(0.04	)†	56,476	148
12-31-07	0.90	0.90	†	0.90	†	0.07	†	83,695	97
12-31-06	0.93	0.90		0.90		(0.35)		81,210	84
12-31-05	0.96	0.90		0.90		(0.52)		81,155	83
Class S
12-31-09	1.21	1.17	†	1.17	†	(0.36	)†	62,253	139
12-31-08	1.18	1.10	†	1.10	†	(0.26	)†	54,163	148
12-31-07	1.15	1.10	†	1.10	†	(0.14	)†	105,212	97
12-31-06	1.18	1.10		1.10		(0.55)		122,526	84
12-31-05	1.21	1.10		1.10		(0.72)		118,854	83
Class S2
02-27-09(4)-12-31-09	1.46	1.33	†	1.33	†	(0.54	)†	5	139

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates (note 14)	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING International Value Portfolio
Class ADV
12-31-09	6.74	0.09		1.70	1.79	0.12	—	0.12	—	8.41	26.88
12-31-08	14.21	0.22		(5.67)	(5.45)	0.25	1.78	2.03	0.01	6.74	(43.11	)(d)
12-31-07	15.26	0.19		1.60	1.79	0.19	2.65	2.84	—	14.21	12.63
12-29-06(4)-12-31-06	15.26 †	(0.00	)•*	—	(0.00)*	—	—	—	—	15.26 (b)	—
Class I
12-31-09	6.77	0.13		1.68	1.81	0.12	—	0.12	—	8.46	27.18
12-31-08	14.24	0.27		(5.67)	(5.40)	0.30	1.78	2.08	0.01	6.77	(42.76	)(d)
12-31-07	15.26	0.28		1.62	1.90	0.27	2.65	2.92	—	14.24	13.44
12-31-06	12.73	0.34		3.36	3.70	0.35	0.82	1.17	—	15.26	29.44
12-31-05	12.76	0.18	•	0.89	1.07	0.30	0.80	1.10	—	12.73	9.43
Class S
12-31-09	6.93	0.11		1.68	1.79	0.12	—	0.12	—	8.60	26.13
12-31-08	14.39	0.25		(5.66)	(5.41)	0.28	1.78	2.06	0.01	6.93	(42.31	)(d)
12-31-07	15.41	0.23		1.64	1.87	0.24	2.65	2.89	—	14.39	13.06
12-31-06	12.88	0.28		3.39	3.67	0.32	0.82	1.14	—	15.41	28.81
12-31-05	12.92	0.13	•	0.92	1.05	0.29	0.80	1.09	—	12.88	9.04
Class S2
02-27-09(4)-12-31-09	5.43	0.09		3.01	3.10	0.11	—	0.11	—	8.42	57.63

	Ratios to average net assets							Supplemental data
	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)		(%)		(%)		($000's)	(%)
ING International Value Portfolio
Class ADV
12-31-09	1.55	1.51	†	1.51	†	1.10	†	21	214
12-31-08	1.56	1.50	†	1.50	†	2.06	†	0 **	207
12-31-07	1.69	1.50	†	1.50	†	1.25	†	1	202
12-29-06(4)-12-31-06	1.69	1.50	†	1.50	†	(1.50	)†	1	146
Class I
12-31-09	1.05	1.01	†	1.01	†	1.70	†	399,689	214
12-31-08	1.06	1.00	†	1.00	†	2.59	†	340,022	207
12-31-07	1.19	1.00	†	1.00	†	1.77	†	515,883	202
12-31-06	1.19	1.00	†	1.00	†	2.40	†	460,381	146
12-31-05	1.22	1.00		1.00		1.50		348,326	125
Class S
12-31-09	1.30	1.21	†	1.21	†	1.44	†	12,076	214
12-31-08	1.31	1.20	†	1.20	†	2.35	†	9,782	207
12-31-07	1.44	1.20	†	1.20	†	1.44	†	13,668	202
12-31-06	1.44	1.20	†	1.20	†	2.00	†	7,007	146
12-31-05	1.47	1.20		1.20		1.05		2,847	125
Class S2
02-27-09(4)-12-31-09	1.55	1.41	†	1.41	†	1.39	†	5	214

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)  Commencement of operations.
•  Calculated using average number of shares outstanding throughout the period.
*  Amount is more than $(0.005) or less than $0.005
**  Amount is less than $500.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)  There was no impact on total return due to payment by affiliate in 2008.
(b)  For ING MidCap Opportunities Portfolio amount was previously reported as $8.20 and has been corrected to reflect the actual NAV. For ING International Value Portfolio amount was previously reported as $15.38 and has been corrected to reflect the actual NAV.
(c)  Excluding a $110,798 payment by affiliate in 2008, Small Cap Opportunities total return would have been 24.72%, (34.52)% and (34.64)% for Classes ADV, I and S, respectively.
(d)  Excluding a $729,720 payment by affiliate in 2008, International Value total return would have been (43.18)%, (42.86)% and (42.43)% on Classes ADV, I and S, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Variable Products Trust (the "Trust") is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. There are three active separate investment series which comprise the Trust: ING MidCap Opportunities Portfolio ("MidCap Opportunities"), ING SmallCap Opportunities Portfolio ("SmallCap Opportunities") and ING International Value Portfolio ("International Value"); each, a "Portfolio" and collectively, the "Portfolios."

Each Portfolio offers Adviser Class ("ADV Class") shares, Class I shares, Class S and Service 2 Class ("Class S2") shares. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Portfolio. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio."

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolios did not hold any open futures contracts at December 31, 2009.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principals for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
MidCap Opportunities	$836,448,985	$887,483,368
SmallCap Opportunities	161,032,833	164,221,985
International Value	784,852,280	796,914,411

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement ("Investment Management Agreement") with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% on the first $250 million, 0.70% on the next $400 million, 0.65% on the next $450 million, and 0.60% in excess of $1.1 billion for MidCap

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Opportunities. For SmallCap Opportunities, the Investment Adviser receives an investment advisory fee of 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% in excess of $1 billion of average daily net assets. The Investment Adviser receives an investment advisory fee of 0.85% of average daily net assets from International Value.

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2009, the Investment Adviser for MidCap Opportunities waived $6,821, SmallCap Opportunities waived $1,962 and International Value waived $6,953. These fees are not subject to recoupment.

ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

ADV Class and Class S2 shares of the Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, ING Funds Distributor, LLC ("IFD" or "Distributor") is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of each Portfolio, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class S shares of the Portfolios are subject to a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Portfolio pays the Distributor or Administrator, as applicable, a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Distributor or Administrator, as applicable, is entitled to use the proceeds from the Shareholder Services Plan to pay for services including, but not limited to, providing information about the Portfolios and delivering Portfolio documents. Prior to March 1, 2009, the Administrator was entitled to payments under the plan.

During the year ended December 31, 2009, the Distributor or Administrator, as applicable voluntarily waived 0.05% of average daily net assets of Class S related to the shareholder service fee for MidCap Opportunities and International Value through May 1, 2010. For MidCap Opportunities, this waiver only applies with respect to the 1.10% expense limit (Note 7). The Administrator also voluntarily waived 0.05% of average daily net assets of Class S related to the shareholder service fee for SmallCap Opportunities through April 30, 2009.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
MidCap Opportunities	$346,695	$48,107	$70,566	$465,368
SmallCap Opportunities	98,019	11,500	12,974	122,493
International Value	307,373	35,394	2,063	344,830

At December 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — SmallCap Opportunities (21.84%) and International Value (64.16%)

ING National Trust — SmallCap Opportunities (5.89%)

ING Solution 2025 Portfolio — MidCap Opportunities (5.65%) and International Value (7.58%)

ING Solution 2035 Portfolio — MidCap Opportunities (5.45%) and International Value (8.36%)

ING Solution 2045 Portfolio — International Value (6.69%)

ING USA Annuity and Life Insurance — MidCap Opportunities (56.90%) and SmallCap Opportunities (42.47%)

Reliastar Life Insurance Company — MidCap Opportunities (6.42%); SmallCap Opportunities (21.53%); and International Value (6.96%)

Security Life Insurance Company — SmallCap Opportunities (5.67%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Retirement Policy ("Policy") covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	1.10%	1.30%
SmallCap Opportunities(2)	1.42%	0.92%	1.17%	1.32%
International Value	1.50%	1.00%	1.20%	1.40%

(1)  Pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities through May 1, 2010. The expense limits for MidCap Opportunities are 1.14%, 0.64%, 0.89% and 1.04% for Class ADV, Class I, Class S and Class S2, respectively.

(2)  Effective May 1, 2009 the expense limits for SmallCap Opportunities were revised. Prior to this date, the expense limits were 1.40%, 0.90%, 1.10% and 1.30% for Class ADV, Class I, Class S and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the particular Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
MidCap Opportunities	$—	$892,023	$1,290,053	$2,182,076
SmallCap Opportunities	—	36,492	32,031	$68,523
International Value	990,921	240,573	154,057	$1,385,551

These amounts do not include shareholding servicing fees voluntarily waived by the administrator.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — LINE OF CREDIT

Each of the Portfolios included in this report, in addition to certain other portfolios managed by the Investment Adviser have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the Portfolios. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.07% and, effective June 2, 2009, 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolios utilized the line of credit during the year ended December 31, 2009:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
MidCap Opportunities	4	$1,647,500	1.28%
SmallCap Opportunities	1	540,000	1.38%
International Value(1)	129	3,802,612	1.36%

(1)  At December 31, 2009, International Value had an outstanding balance of $940,000.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Payments by affiliate (Note 14)	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Payments by affiliate (Note 14)	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
ING MidCap Opportunities
Class ADV
12-31-09	108,200	—	—	3	(494)	107,709	857,808	—	—	19	(4,037)	853,790
12-31-08	1	—	—	—	(2)	(1)	10	—	—	—	(20)	(10)
Class I
12-31-09	13,154,129	—	—	80,544	(17,351,881)	(4,117,208)	96,894,029	—	—	554,151	(139,047,042)	(41,598,862)
12-31-08	24,207,656	459,083	—	—	(3,077,798)	21,588,941	218,886,739	4,514,923	6,783	—	(26,775,878)	196,632,567
Class S
12-31-09	4,099,880	—	—	49,231	(6,281,351)	(2,132,240)	29,881,033	—	—	341,801	(43,680,388)	(13,457,554)
12-31-08	2,761,944	38,484,139	—	—	(4,801,501)	36,444,582	24,364,114	372,270,753	8,682	—	(39,682,835)	356,960,714
Class S2
02-27-09(1) - 12-31-09	541	—	—	—	—	541	3,000	—	—	—	—	3,000
ING SmallCap Opportunities
Class ADV
12-31-09	5,472	—	—	—	(148)	5,324	65,641	—	—	—	(2,170)	63,471
11-20-08(1) - 12-31-08	312	—	—	—	—	312	3,000	—	4	—	—	3,004
Class I
12-31-09	1,083,818	—	—	—	(754,604)	329,214	14,492,294	—	—	—	(10,045,544)	4,446,750
12-31-08	1,244,644	—	—	688,368	(1,138,915)	794,097	21,999,700	—	56,555	12,294,251	(17,989,268)	16,361,238
Class S
12-31-09	31,661	—	—	—	(574,367)	(542,706)	358,367	—	—	—	(7,475,469)	(7,117,102)
12-31-08	47,828	—	—	752,933	(1,158,827)	(358,066)	770,711	—	54,239	13,213,978	(20,375,034)	(6,336,106)
Class S2
02-27-09(1) - 12-31-09	304	—	—	—	—	304	3,000	—	—	—	—	3,000
ING International Value
Class ADV
12-31-09	2,427	—	—	23	(54)	2,396	15,954	—	—	178	(453)	15,679
12-31-08	1	—	—	—	(2)	(1)	8	—	1	—	(16)	(7)
Class I
12-31-09	6,232,038	—	—	873,632	(10,054,253)	(2,948,583)	43,995,368	—	—	6,084,782	(75,301,459)	(25,221,309)
12-31-08	12,806,241	—	—	8,743,929	(7,568,643)	13,981,527	149,983,171	—	709,313	90,337,453	(76,449,214)	164,580,723
Class S
12-31-09	160,671	—	—	23,585	(192,406)	(8,150)	1,157,514	—	—	168,487	(1,454,406)	(128,405)
12-31-08	444,210	—	—	224,254	(206,357)	462,107	4,998,164	—	20,406	2,352,550	(2,141,502)	5,229,618
Class S2
02-27-09(1) - 12-31-09	552	—	—	—	—	552	3,000	—	—	—	—	3,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities") in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2009, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
MidCap Opportunities	$14,634,840	$15,195,745
SmallCap Opportunities	9,018,787	9,381,298
International Value	12,430,314	12,980,567

*  Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Portfolio of Investments.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio's most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (MidCap Opportunities and International Value). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (International Value). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — REORGANIZATIONS

On April 28, 2008, MidCap Opportunities, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Mid Cap Growth Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
MidCap Opportunities	ING Mid Cap Growth Portfolio	$376,786	$266,503	$(824,611)	$13,448	1.1786

The net assets of MidCap Opportunities after the acquisition were $643,289,206.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
MidCap Opportunities	$(793,584,070)	$9,174	$793,574,896
SmallCap Opportunities	(278,791)	274,289	4,502
International Value	—	(292,465)	292,465

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
MidCap Opportunities	$895,976	$—	$—
SmallCap Opportunities	—	4,164,761	21,343,468
International Value	6,253,510	65,488,459	27,201,680

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October PFIC Loss Deferred	Capital Loss Carryforwards	Expiration Dates
MidCap Opportunities	$988,741	$93,955,341	$—	$—	$(1,322,139)	2010
					(54,086,947)	2015
					(114,814,679)	2016
					(7,734,796)	2017
					$(177,958,561)*
SmallCap Opportunities	—	11,452,534	(567,467)	—	$(4,304,469)	2016
					(25,170,643)	2017
					$(29,475,112)
International Value	535,568	38,634,573	(2,651,597)	(284,957)	$(94,304,310)	2016
					(104,716,147)	2017
					$(199,020,457)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. In December, 2008, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $15,465 to MidCap Opportunities, $110,798 to SmallCap Opportunities and $729,720 to International Value.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 19, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 98.5%
		Aerospace/Defense: 0.6%
69,050	@	TransDigm Group, Inc.	$3,279,185
			3,279,185
		Apparel: 2.0%
308,706		Coach, Inc.	11,277,030
			11,277,030
		Auto Manufacturers: 0.6%
99,500		Oshkosh Truck Corp.	3,684,485
			3,684,485
		Auto Parts & Equipment: 0.8%
173,220		WABCO Holdings, Inc.	4,467,344
			4,467,344
		Banks: 1.1%
145,438	@	SVB Financial Group	6,063,310
			6,063,310
		Beverages: 2.2%
601,770		Coca-Cola Enterprises, Inc.	12,757,524
			12,757,524
		Biotechnology: 1.5%
119,360	@	Millipore Corp.	8,635,696
			8,635,696
		Chemicals: 2.8%
168,760		Airgas, Inc.	8,032,976
177,760		Ecolab, Inc.	7,924,541
			15,957,517
		Coal: 1.2%
160,360	@	Alpha Natural Resources, Inc.	6,956,417
			6,956,417
		Commercial Services: 3.4%
89,765	@,L	Alliance Data Systems Corp.	5,797,921
86,120	@	Emergency Medical Services Corp.	4,663,398
77,979	@	Euronet Worldwide, Inc.	1,711,639
60,323	@	FTI Consulting, Inc.	2,844,833
77,770		Global Payments, Inc.	4,188,692
			19,206,483
		Computers: 6.3%
296,940	@	Cognizant Technology Solutions Corp.	13,451,382
291,200	@	Micros Systems, Inc.	9,035,936
403,584	@	NetApp, Inc.	13,879,254
			36,366,572
		Distribution/Wholesale: 0.8%
95,555		Watsco, Inc.	4,680,284
			4,680,284
		Diversified Financial Services: 5.4%
541,810	@	Blackstone Group LP	7,108,547
435,380		Invesco Ltd.	10,227,076
170,123		Lazard Ltd.	6,459,570
361,040	@	TD Ameritrade Holding Corp.	6,996,955
			30,792,148

Shares			Value
		Electric: 1.4%
584,730	@	AES Corp.	$7,782,756
			7,782,756
		Electronics: 6.4%
305,170	@	Agilent Technologies, Inc.	9,481,632
149,130		Amphenol Corp.	6,886,823
146,530		Brady Corp.	4,397,365
70,858	@	Mettler Toledo International, Inc.	7,439,381
133,390	@	Waters Corp.	8,264,844
			36,470,045
		Environmental Control: 1.9%
88,500	@	Stericycle, Inc.	4,882,545
175,600	@	Waste Connections, Inc.	5,854,504
			10,737,049
		Food: 1.0%
94,542		JM Smucker Co.	5,837,969
			5,837,969
		Healthcare-Products: 2.9%
29,214		CR Bard, Inc.	2,275,771
193,680	@	Hospira, Inc.	9,877,680
14,720	@	Intuitive Surgical, Inc.	4,464,870
			16,618,321
		Healthcare-Services: 3.5%
362,170	@	Healthsouth Corp.	6,797,931
54,940	@	Laboratory Corp. of America Holdings	4,111,710
936,000	@	Tenet Healthcare Corp.	5,045,040
143,098		Universal Health Services, Inc.	4,364,489
			20,319,170
		Household Products/Wares: 1.4%
131,590		Church & Dwight Co., Inc.	7,954,616
			7,954,616
		Insurance: 1.1%
263,496		Principal Financial Group, Inc.	6,334,444
			6,334,444
		Internet: 2.0%
84,640	@	F5 Networks, Inc.	4,484,227
32,020	@	Priceline.com, Inc.	6,996,370
			11,480,597
		Iron/Steel: 0.5%
62,410		Cliffs Natural Resources, Inc.	2,876,477
			2,876,477
		Leisure Time: 1.2%
178,603	@,L	WMS Industries, Inc.	7,144,120
			7,144,120
		Lodging: 1.0%
375,400	@,L	Las Vegas Sands Corp.	5,608,476
			5,608,476
		Machinery-Construction & Mining: 0.9%
101,490		Joy Global, Inc.	5,235,869
			5,235,869

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Machinery-Diversified: 2.5%
141,197		Gardner Denver, Inc.	$6,007,932
159,462		Roper Industries, Inc.	8,351,025
			14,358,957
		Media: 3.2%
436,310		CBS Corp. - Class B	6,130,156
71,070	@	Liberty Media Corp. - Starz	3,279,881
263,548		McGraw-Hill Cos., Inc.	8,831,493
			18,241,530
		Metal Fabricate/Hardware: 1.0%
231,645		Timken Co.	5,492,303
			5,492,303
		Miscellaneous Manufacturing: 4.0%
206,940		Donaldson Co., Inc.	8,803,228
207,760		Dover Corp.	8,644,894
158,340		Ingersoll-Rand PLC	5,659,072
			23,107,194
		Oil & Gas: 3.0%
84,986		Murphy Oil Corp.	4,606,241
445,730		Talisman Energy, Inc.	8,308,407
62,770	@	Whiting Petroleum Corp.	4,484,917
			17,399,565
		Oil & Gas Services: 1.5%
191,170		National Oilwell Varco, Inc.	8,428,685
			8,428,685
		Pharmaceuticals: 5.3%
191,270	@	Forest Laboratories, Inc.	6,141,680
212,320		Herbalife Ltd.	8,613,822
97,640		McKesson Corp.	6,102,500
90,250	@	Valeant Pharmaceuticals International	2,869,048
166,576	@	Watson Pharmaceuticals, Inc.	6,598,075
			30,325,125
		Retail: 8.0%
253,810	@	Bed Bath & Beyond, Inc.	9,804,680
209,420		Guess ?, Inc.	8,858,466
201,500	@	Gymboree Corp.	8,763,235
73,370	@	J Crew Group, Inc.	3,282,574
210,050		Ross Stores, Inc.	8,971,236
162,820		TJX Cos., Inc.	5,951,071
			45,631,262
		Semiconductors: 6.8%
170,040	@	Broadcom Corp.	5,347,758
540,260	@	Marvell Technology Group Ltd.	11,210,393
523,860		National Semiconductor Corp.	8,046,490
544,050	@	ON Semiconductor Corp.	4,793,081
519,640	@,L	QLogic Corp.	9,805,607
			39,203,329
		Software: 7.7%
75,864	@	Allscripts Healthcare Solutions, Inc.	1,534,729
173,020	@	Ansys, Inc.	7,519,449
281,320	@	BMC Software, Inc.	11,280,932
172,110	@	Check Point Software Technologies	5,831,087

Shares			Value
220,240	@	Intuit, Inc.	$6,763,570
76,480		Pegasystems, Inc.	2,600,320
196,810	@	Sybase, Inc.	8,541,554
			44,071,641
		Telecommunications: 1.6%
268,170	@	SBA Communications Corp.	9,160,687
			9,160,687
Total Common Stock (Cost $463,315,038)			563,944,182
SHORT-TERM INVESTMENTS: 4.5%

	Affiliated Mutual Fund: 1.9%
11,150,000	ING Institutional Prime Money Market Fund - Class I	11,150,000
Total Mutual Fund (Cost $11,150,000)		11,150,000
Principal Amount		Value
	Securities Lending Collateralcc: 2.6%
$13,607,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$13,607,000
1,588,745	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,325,596
Total Securities Lending Collateral (Cost $15,195,745)		14,932,596
Total Short-Term Investments (Cost $26,345,745)		26,082,596

Total Investments in Securities (Cost $489,660,783)*	103.0%	$590,026,778
Other Assets and Liabilities - Net	(3.0)	(17,263,097)
Net Assets	100.0%	$572,763,681

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $496,071,437.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$97,151,403
Gross Unrealized Depreciation	(3,196,062)
Net Unrealized Appreciation	$93,955,341

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/09
Asset Table
Investments, at value
Common Stock*	$563,944,182	$—	$—	$563,944,182
Short-Term Investments	24,757,000	—	1,325,596	26,802,596
Total Investments, at value	$588,701,182	$—	$1,325,596	$590,026,778

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,325,596	$—	$1,325,596
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,325,596	$—	$1,325,596

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 94.0%
		Aerospace/Defense: 1.8%
38,100	@	Moog, Inc.	$1,113,663
17,300	@	Teledyne Technologies, Inc.	663,628
17,000		Triumph Group, Inc.	820,250
			2,597,541
		Airlines: 0.6%
17,400	@,L	Allegiant Travel Co.	820,758
			820,758
		Auto Parts & Equipment: 0.7%
51,809		Cooper Tire & Rubber Co.	1,038,770
			1,038,770
		Banks: 1.8%
90,641		Old National Bancorp.	1,126,668
33,400	@	SVB Financial Group	1,392,446
			2,519,114
		Biotechnology: 4.7%
27,000	@	Acorda Therapeutics, Inc.	680,940
12,400	@,L	AMAG Pharmaceuticals, Inc.	471,572
3,585	@	Bio-Rad Laboratories, Inc.	345,809
13,800	@	Dendreon Corp.	362,664
51,204	@,L	Human Genome Sciences, Inc.	1,566,842
39,300	@	InterMune, Inc.	512,472
36,600	@	Medicines Co.	305,244
12,000	@	Millipore Corp.	868,200
28,600	@	Momenta Pharmaceuticals, Inc.	360,646
30,900	@	Regeneron Pharmaceuticals, Inc.	747,162
116,222	@	Vical, Inc.	382,370
			6,603,921
		Building Materials: 0.6%
30,000		Simpson Manufacturing Co., Inc.	806,700
			806,700
		Chemicals: 1.2%
24,600		Albemarle Corp.	894,702
14,700		Minerals Technologies, Inc.	800,709
			1,695,411
		Commercial Services: 7.5%
31,484		Arbitron, Inc.	737,355
15,681	@	Capella Education Co.	1,180,779
48,200	@	Coinstar, Inc.	1,338,996
39,033		Diamond Management & Technology Consultants, Inc.	287,673
32,200		Equifax, Inc.	994,658
50,400	@	Euronet Worldwide, Inc.	1,106,280
19,100	@	FTI Consulting, Inc.	900,756
49,500	@,L	Geo Group, Inc.	1,083,060
37,700		Monro Muffler, Inc.	1,260,688
17,035	@	Steiner Leisure Ltd.	677,312
23,627		Watson Wyatt Worldwide, Inc.	1,122,755
			10,690,312
		Computers: 3.8%
29,100	@	CACI International, Inc.	1,421,535
113,300	@	Mentor Graphics Corp.	1,000,439
35,600	@	Micros Systems, Inc.	1,104,668
100,331	@,L	Netezza Corp.	973,211
33,700	@	SYKES Enterprises, Inc.	858,339
			5,358,192

Shares			Value
		Cosmetics/Personal Care: 1.0%
15,300	@	Chattem, Inc.	$1,427,490
			1,427,490
		Distribution/Wholesale: 4.4%
38,515	@	Fossil, Inc.	1,292,563
54,000	@	LKQ Corp.	1,057,860
28,800		Owens & Minor, Inc.	1,236,384
47,300		Pool Corp.	902,484
5,500	@	Scansource, Inc.	146,850
31,700		Watsco, Inc.	1,552,666
			6,188,807
		Diversified Financial Services: 2.8%
38,600	@	Artio Global Investors, Inc.	983,914
88,118		OptionsXpress Holdings, Inc.	1,361,423
27,800	@	Stifel Financial Corp.	1,646,872
			3,992,209
		Electric: 0.8%
16,700		Black Hills Corp.	444,721
20,700		Unisource Energy Corp.	666,333
			1,111,054
		Electronics: 1.2%
26,293	@	Flir Systems, Inc.	860,307
34,400		Woodward Governor Co.	886,488
			1,746,795
		Entertainment: 2.0%
50,100	@	Bally Technologies, Inc.	2,068,629
57,600		Cinemark Holdings, Inc.	827,712
			2,896,341
		Environmental Control: 1.5%
17,496	@	Clean Harbors, Inc.	1,042,937
32,709	@	Waste Connections, Inc.	1,090,518
			2,133,455
		Food: 1.5%
33,000		Diamond Foods, Inc.	1,172,820
37,800		Flowers Foods, Inc.	898,128
			2,070,948
		Healthcare-Products: 5.6%
18,900	@	Gen-Probe, Inc.	810,810
30,188	@	Haemonetics Corp.	1,664,868
29,300	@	Hanger Orthopedic Group, Inc.	405,219
45,900	@,L	Luminex Corp.	685,287
25,700	@	Masimo Corp.	781,794
56,354		Meridian Bioscience, Inc.	1,214,429
34,000	@	Merit Medical Systems, Inc.	655,860
35,398	@	Micrus Endovascular Corp.	531,324
16,866	@	SonoSite, Inc.	398,544
29,800		Steris Corp.	833,506
			7,981,641
		Healthcare-Services: 4.0%
43,200	@	AMERIGROUP Corp.	1,164,672
34,900	@	Centene Corp.	738,833
94,931	@	Healthsouth Corp.	1,781,854
53,000	@	Psychiatric Solutions, Inc.	1,120,420
27,600		Universal Health Services, Inc.	841,800
			5,647,579

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance: 0.9%
52,800	L	Tower Group, Inc.	$1,236,048
			1,236,048
		Internet: 3.0%
47,500	@,L	Constant Contact, Inc.	760,000
36,988	@	Sourcefire, Inc.	989,429
120,200	@	Valueclick, Inc.	1,216,424
70,800	@	Websense, Inc.	1,236,168
			4,202,021
		Iron/Steel: 0.2%
34,284	L	Gerdau AmeriSteel Corp.	282,843
			282,843
		Leisure Time: 0.5%
14,600		Polaris Industries, Inc.	636,998
			636,998
		Machinery-Diversified: 1.1%
21,896	L	Gorman-Rupp Co.	605,205
15,692	L	Nordson Corp.	960,037
			1,565,242
		Miscellaneous Manufacturing: 2.6%
58,900		Actuant Corp.	1,091,417
25,900	L	Acuity Brands, Inc.	923,076
27,675	@,L	EnPro Industries, Inc.	730,897
76,800	@,L	Hexcel Corp.	996,864
			3,742,254
		Oil & Gas: 2.6%
23,000	@	Bill Barrett Corp.	715,530
44,900	@	Carrizo Oil & Gas, Inc.	1,189,401
36,100		Holly Corp.	925,243
112,200	@	McMoRan Exploration Co.	899,844
			3,730,018
		Oil & Gas Services: 1.8%
8,900		Core Laboratories NV	1,051,268
26,700	@	Dril-Quip, Inc.	1,508,016
			2,559,284
		Packaging & Containers: 1.0%
23,718		Silgan Holdings, Inc.	1,372,798
			1,372,798
		Pharmaceuticals: 3.3%
66,700	@	Allos Therapeutics, Inc.	438,219
12,500	@	Auxilium Pharmaceuticals, Inc.	374,750
21,800	@,L	BioMarin Pharmaceuticals, Inc.	410,058
63,800	@	Cypress Bioscience, Inc.	367,488
66,720	@	Nektar Therapeutics	621,830
38,200	@	Onyx Pharmaceuticals, Inc.	1,120,788
36,200	@	Savient Pharmaceuticals, Inc.	492,682
58,200	@,L	Vivus, Inc.	534,858
16,800	@,L	Xenoport, Inc.	311,808
			4,672,481

Shares			Value
		Retail: 8.2%
54,600	@	California Pizza Kitchen, Inc.	$734,370
36,200		Casey's General Stores, Inc.	1,155,504
45,128	@	Ezcorp, Inc.	776,653
36,600	@	Gymboree Corp.	1,591,734
61,900	@,L	Hibbett Sporting Goods, Inc.	1,361,181
71,800	@	Jack in the Box, Inc.	1,412,306
35,115	@	Jo-Ann Stores, Inc.	1,272,568
27,312	@	Lumber Liquidators, Inc.	731,962
74,800	@	OfficeMax, Inc.	949,212
27,300	@,L	PF Chang's China Bistro, Inc.	1,034,943
164,033	@	Wet Seal, Inc.	565,914
			11,586,347
		Semiconductors: 6.3%
133,300	@	Emulex Corp.	1,452,970
47,262	@	Formfactor, Inc.	1,028,421
149,300	@	Integrated Device Technology, Inc.	965,971
62,900	L	Micrel, Inc.	515,780
41,233	@	MKS Instruments, Inc.	717,867
44,200	@	Monolithic Power Systems, Inc.	1,059,474
69,800	@	ON Semiconductor Corp.	614,938
84,800	@,L	Semtech Corp.	1,442,448
89,024		Verigy Ltd.	1,145,739
			8,943,608
		Software: 8.4%
23,528	@	Ansys, Inc.	1,022,527
48,040		Blackbaud, Inc.	1,135,185
49,200	@	Double-Take Software, Inc.	491,508
89,100	@	EPIQ Systems, Inc.	1,246,509
70,400	@	Informatica Corp.	1,820,544
57,700	@	MedAssets, Inc.	1,223,817
30,400		Pegasystems, Inc.	1,033,600
57,003		Solera Holdings, Inc.	2,052,678
30,300	@	Sybase, Inc.	1,315,020
98,400	@	THQ, Inc.	495,936
			11,837,324
		Telecommunications: 5.2%
12,700	@	Acme Packet, Inc.	139,700
52,100		Adtran, Inc.	1,174,856
66,600		Alaska Communications Systems Group, Inc.	531,468
22,900		Black Box Corp.	648,986
32,800	@	Comtech Telecommunications	1,149,640
20,600		NTELOS Holdings Corp.	367,092
60,700	@	Polycom, Inc.	1,515,679
29,500	@	SBA Communications Corp.	1,007,720
55,900	@	Tekelec	854,152
			7,389,293
		Transportation: 1.4%
36,100	@	Genesee & Wyoming, Inc.	1,178,304
44,600		Knight Transportation, Inc.	860,334
			2,038,638
Total Common Stock (Cost $117,676,172)			133,122,235

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 2.2%
		Apartments: 0.8%
22,600		Mid-America Apartment Communities, Inc.	$1,091,128
			1,091,128
		Diversified: 0.7%
19,900	L	Digital Realty Trust, Inc.	1,000,572
			1,000,572
		Shopping Centers: 0.7%
27,000		Tanger Factory Outlet Centers, Inc.	1,052,730
			1,052,730
Total Real Estate Investment Trusts (Cost $2,690,657)			3,144,430
EXCHANGE-TRADED FUNDS: 1.5%
		Exchange-Traded Funds: 1.5%
31,307	L	iShares Russell 2000 Growth Index Fund	2,131,067
Total Exchange-Traded Funds (Cost $1,929,939)			2,131,067
Total Long-Term Investments (Cost $122,296,768)			138,397,732
SHORT-TERM INVESTMENTS: 10.7%

	Affiliated Mutual Fund: 4.1%
5,789,000	ING Institutional Prime Money Market Fund - Class I	5,789,000
Total Mutual Fund (Cost $5,789,000)		5,789,000

Principal Amount		Value
	Securities Lending Collateralcc: 6.6%
$8,914,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$8,914,000
467,298	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	373,839
Total Securities Lending Collateral (Cost $9,381,298)		9,287,839
Total Short-Term Investments (Cost $15,170,298)		15,076,839

Total Investments in Securities (Cost $137,467,066)*	108.4%	$153,474,571
Other Assets and Liabilities - Net	(8.4)	(11,837,579)
Net Assets	100.0%	$141,636,992

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $142,022,037.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,459,393
Gross Unrealized Depreciation	(4,006,859)
Net Unrealized Appreciation	$11,452,534

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/09
Asset Table
Investments, at value
Common Stock*	$133,122,235	$—	$—	$133,122,235
Real Estate Investment Trusts	3,144,430	—	—	3,144,430
Exchange-Traded Funds	2,131,067	—	—	2,131,067
Short-Term Investments	14,703,000	—	373,839	15,076,839
Total Investments, at value	$153,100,732	$—	$373,839	$153,474,571

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance at 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$373,839	$—	$373,839
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$373,839	$—	$373,839

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 99.8%
		Brazil: 1.4%
351,900		Banco do Brasil S.A.	$6,003,119
			6,003,119
		Canada: 8.2%
2,629,200		Bombardier, Inc. - Class B	12,066,893
102,812		Cenovus Energy, Inc.	2,605,075
200,800		GoldCorp, Inc.	7,899,472
234,700		Suncor Energy, Inc.	8,287,257
260,200		Yamana Gold, Inc.	2,961,076
			33,819,773
		Finland: 2.1%
314,600		Fortum OYJ	8,534,926
			8,534,926
		France: 14.9%
186,201	@	Air France-KLM	2,922,105
250,000		AXA S.A.	5,869,741
132,100		BNP Paribas	10,477,902
152,109		Carrefour S.A.	7,296,174
119,920		Lafarge S.A.	9,875,902
175,076		Sanofi-Aventis	13,768,461
174,080		Total S.A.	11,181,138
			61,391,423
		Germany: 10.1%
104,400		Allianz AG	12,941,414
184,700		Bayerische Motoren Werke AG	8,407,958
38,100		MAN AG	2,956,259
118,400		Siemens AG	10,865,663
167,000		ThyssenKrupp AG	6,277,902
			41,449,196
		Hong Kong: 1.5%
3,287,700		Sino Land Co.	6,329,540
			6,329,540
		Japan: 20.6%
303,300	L	Canon, Inc. ADR	12,835,656
640,000		Fujitsu Ltd.	4,152,583
589,000		Kirin Brewery Co. Ltd.	9,445,788
309,500		Mitsubishi Corp.	7,709,208
1,204,000		Nippon Express Co. Ltd.	4,972,225
1,356,500		Nomura Holdings, Inc.	10,087,850
730,000		Sharp Corp.	9,218,655
379,600		Sony Corp.	11,035,645
177,800		Tokio Marine Holdings, Inc.	4,852,021
246,700		Toyota Motor Corp.	10,401,110
			84,710,741
		Netherlands: 3.8%
418,800		Royal Dutch Shell PLC - Class A	12,672,962
173,300		Royal KPN NV	2,945,660
			15,618,622
		Norway: 2.8%
762,890	@	Norsk Hydro ASA	6,408,596
114,800		Yara International ASA	5,199,884
			11,608,480

Shares			Value
		Russia: 1.6%
789,100	@	OAO Rosneft Oil Co. GDR	$6,786,260
			6,786,260
		Singapore: 2.0%
580,000		United Overseas Bank Ltd.	8,073,457
			8,073,457
		South Korea: 0.6%
72,800	@	Shinhan Financial Group Ltd.	2,693,897
			2,693,897
		Spain: 3.6%
289,500		Banco Bilbao Vizcaya Argentaria S.A.	5,276,140
984,300	L	Iberdrola S.A.	9,432,302
			14,708,442
		Sweden: 1.3%
311,100		Skanska AB	5,278,763
			5,278,763
		Switzerland: 5.6%
590,204	@	UBS AG - Reg	9,190,789
420,800	@	Xstrata PLC	7,505,408
28,620		Zurich Financial Services AG	6,257,011
			22,953,208
		Taiwan: 2.5%
1,559,100		Asustek Computer, Inc.	3,002,942
1,550,200		HON HAI Precision Industry Co. Ltd.	7,249,752
			10,252,694
		United Kingdom: 17.2%
217,100		BP PLC ADR	12,585,287
636,700		GlaxoSmithKline PLC	13,501,765
963,900		HSBC Holdings PLC	10,996,481
335,756		Imperial Tobacco Group PLC	10,592,195
1,820,700		International Power PLC	9,072,348
4,426,000		Vodafone Group PLC	10,249,323
389,300		WPP PLC	3,807,462
			70,804,861
Total Common Stock (Cost $368,102,087)			411,017,402

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 3.1%
$12,636,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$12,636,000
344,567	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	275,654
Total Short-Term Investments (Cost $12,980,567)		12,911,654

Total Investments in Securities (Cost $381,082,654)*	102.9%	$423,929,056
Other Assets and Liabilities - Net	(2.9)	(12,138,291)
Net Assets	100.0%	$411,790,765

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $385,316,963.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,630,097
Gross Unrealized Depreciation	(9,018,004)
Net Unrealized Appreciation	$38,612,093

Industry	Percentage of Net Assets
Agriculture	2.6%
Airlines	0.7
Auto Manufacturers	4.6
Banks	12.1
Beverages	2.3
Building Materials	2.4
Chemicals	1.3
Computers	1.7
Distribution/Wholesale	1.9
Diversified Financial Services	3.1
Electric	6.6
Electronics	1.8
Engineering & Construction	1.3
Food	1.8
Home Furnishings	4.9
Insurance	7.3
Iron/Steel	1.5
Machinery - Diversified	0.7
Media	0.9
Mining	6.0
Miscellaneous Manufacturing	5.6
Office/Business Equipment	3.1
Oil & Gas	13.1
Pharmaceuticals	6.6
Real Estate	1.5
Telecommunications	3.2
Transportation	1.2
Short-Term Investments	3.1
Other Assets and Liabilities - Net	(2.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/09
Asset Table
Investments, at value
Common Stock
Brazil	$6,003,119	$—	$—	$6,003,119
Canada	33,819,773	—	—	33,819,773
Finland	—	8,534,926	—	8,534,926
France	—	61,391,423	—	61,391,423
Germany	—	41,449,196	—	41,449,196
Hong Kong	—	6,329,540	—	6,329,540
Japan	12,835,656	71,875,085	—	84,710,741
Netherlands	—	15,618,622	—	15,618,622
Norway	—	11,608,480	—	11,608,480
Russia	6,786,260	—	—	6,786,260
Singapore	—	8,073,457	—	8,073,457
South Korea	—	2,693,897	—	2,693,897
Spain	—	14,708,442	—	14,708,442
Sweden	—	5,278,763	—	5,278,763
Switzerland	—	22,953,208	—	22,953,208
Taiwan	—	10,252,694	—	10,252,694
United Kingdom	12,585,287	58,219,574	—	70,804,861
Total Common Stock	72,030,095	338,987,307	—	411,017,402
Short-Term Investments	12,636,000	—	275,654	12,911,654
Total Investments, at value	$84,666,095	$338,987,307	$275,654	$423,929,056

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$275,654	$—	$275,654
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$275,654	$—	$275,654

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING MidCap Opportunities Portfolio
Class ADV	NII	$0.0067
Class I	NII	$0.0168
Class S	NII	$0.0089
Class S2	NII	$0.0098
ING International Value Portfolio
Class ADV	NII	$0.1161
Class I	NII	$0.1232
Class S	NII	$0.1166
Class S2	NII	$0.1145

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING MidCap Opportunities Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING International Value Portfolio	$849,763	$0.0174	100.00%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present; formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007- Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews* and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) - December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	November 1999 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of ING Variable Product Trust (the "Trust"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with ING Investment Management Co., the sub-adviser to each Portfolio (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRC reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolios') advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class I shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios' SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Advisers with respect to their profitability. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board recognized that analysis of the Adviser's and Sub-Adviser's profitability is not an exact science and there is no uniform methodology for determining

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Portfolio (formerly ING VP MidCap Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Portfolio (formerly ING VP SmallCap Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter, the third quintile for the one-year period, and the fourth quintile for the year-to-date and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the negative effect that the Portfolio's higher-quality bias had on the Portfolio's more recent performance; and (2) that in August 2008 there was a change in the Portfolio's portfolio management team.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's portfolio management team was changed in August 2008 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio* for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Portfolio (formerly, ING VP International Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the most recent calendar quarter, year-to-date, and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UVPTADVISS2  (1209-021910)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                  Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $51,000 for year ended December 31, 2009 and $51,000 for year ended December 31, 2008.

(b)                                 Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,450 for year ended December 31, 2009 and $12,900 for year ended December 31, 2008.

(c)                                  Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $13,200 in the year ended December 31, 2009 and $25,913 in the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,500 in the year ended December 31, 2009 and $10,000 in the year ended December 31, 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 13, 2008

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $12,600 per audit

(1)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	Ö		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

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(e)(2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)       Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)   Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)   There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the

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registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)       The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	ING Variable Products Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2010

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 4, 2010

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